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                                                                      EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS


     As independent auditors, we hereby consent to the incorporation of our report, dated February 11, 2000, incorporated by reference in this annual report of Commonwealth Biotechnologies, Inc. on Form 10-KSB, into the Company's previously filed Form S-8 Registration Statement File No. 333-51995.





Richmond, Virginia
March 30, 2000